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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File No. 0-2733


                            AZTEC MANUFACTURING CO.
            (Exact name of registrant as specified in its charter)



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 21, 1996
                              (FEBRUARY 8, 1996)


        TEXAS                                          75-0948250
(State of incorporation)                 (I.R.S. Employer Identification Number)


         400 NORTH TARRANT
        CROWLEY, TEXAS 76036                                            76036
(Address of principal executive offices)                              (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (817) 297-4361



                                Not Applicable
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         (Former name or former address, if changes since last report)


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

On February 8, 1996, the Registrant, Aztec Manufacturing Co., (the "Company"), signed a Stock Purchase Agreement to purchase all of the issued and outstanding shares of Common Stock of Arkansas Galvanizing, Inc., ("Arkansas Galvanizing"). The shares were purchased from H. Wade Miller, Stanley F. Pielak, and Charles W. Robertson, the shareholders.

Arkansas Galvanizing has been engaged in the business of hot dip galvanizing for the fabrication industry. The Company intends to operate Arkansas Galvanizing for the same purpose.

The Company agreed to purchase all of the issued and outstanding shares of Common Stock of Arkansas Galvanizing, which outstanding shares of stock consist of 750 shares of Common Stock of the par value of $1.00 per share.

The stock was acquired for a consideration of $4,000,000 subject to final adjustments. The acquisition will be financed by a draw down against the Company's revolving loan facility at Marine Midland Business Loans, Inc.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

               (a) Financial statements of business acquired.

                   It is impractical to provide the required financial statements at the time of this report. The required statements will be filed on or before March 14, 1996.

               (b) Pro forma financial information.

                   It is impractical to provide the required financial statements at the time of this report. The required statements will be filed on or before March 14, 1996.

               (c) Exhibits.

                   The following exhibits are filed as part of this report:

                   10Q Stock Purchase Agreement between Arkansas Galvanizing, Inc. and Aztec Manufacturing Co.

                   10R Press release of February 9, 1996 announcing the signing of the Stock Purchase Agreement to acquire 100% of the outstanding stock of Arkansas Galvanizing, Inc.
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                                   SIGNATURES
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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                AZTEC MANUFACTURING CO.



                                                --------------------------------
                                                  Vice President for Finance
                                                  Chief Financial Officer

DATE:    February 21, 1996


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                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit                   Description                              Numbered Page
-------                   -----------                              -------------

10Q       Stock Purchase Agreement between Arkansas Galvanizing,
          Inc. and Aztec Manufacturing Co.

10R Press release of February 9, 1996 announcing the signing of the Stock Purchase agreement to acquire 100% of the outstanding stock of Arkansas Galvanizing, Inc.